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                                                                   EXHIBIT 10.32

                       AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT is entered into by and between Cardiac Control Systems, Inc. ("CCS" or "Company") and Alan Rabin ("Employee") and is effective as of May 1, 1996.

                               R E C I T A L S :
                               - - - - - - - -

     WHEREAS, at the May 15, 1996 meeting of the Company Board of Directors it was unanimously approved to adjust the Employee's compensation, effective May 1, 1996, to an annual salary of $150,000 with a bonus potential equal to 50% of the annual salary. The bonus will be based 70% on the achievement of financial objectives, and 30% on subjective criteria and goals established and mutually agreed upon between the Employee and the Company Board of Directors; and

     WHEREAS, the parties agreed to amend the Employment Agreement to effectuate the foregoing in accordance with the terms set forth herein below.

     NOW, THEREFORE, for the reasons set forth hereinabove, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. The dollar amount set forth in Subsection 3(a) shall be changed from $110,000 to $150,000.

     2. Subsection 3(b) shall be deleted in its entirety and replaced with the following:

          b.  Additional Incentive Compensation.  In addition to the base salary
              ---------------------------------
provided hereunder, Employee shall be entitled to an additional incentive compensation of up to 50% of his annual salary (the "Bonus") based on the performance of the Company. 70% of the Bonus awarded will be based upon achievement of financial objectives, and 30% of the Bonus awarded will be based upon subjective criteria and goals established and mutually agreed upon between the Employee and the Board of Directors of the Company.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Employment Agreement to be executed on its behalf as of the day and year first above written.

CARDIAC CONTROL SYSTEMS, INC.           EMPLOYEE

By: /s/ Bart Gutekunst                  /s/ Alan J. Rabin
   ---------------------------------    --------------------------------------

Title: Chairman
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